Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23 – SUBSEQUENT EVENTS

On April 1, 2025, the Company announced that it received UL certifications for its SUNBOX Home solar energy storage system developed for residential installations in the United States. Achieving this milestone has enabled Turbo Energy to advance its global expansion strategy and launch product sales in the U.S.

On March 26, 2025, the Company announced that it had filed a lawsuit in the Mercantile Court of Madrid in the Kingdom of Spain against China-based Sigenergy International S.L. in an action for the cessation and rectification of illegal advertising relating to its baseless claim that its product marketed as SigenStor is the “world’s first highly integrated 5-in-1 energy storage system.”

On March 19, 2025, the Company announced its expansion into Latin America with the introduction of our new Energy-as-a-Service financing program, which enables C&I customers in Chile to acquire, deploy and capitalize on advanced solar energy production systems integrated with SUNBOX Industry and its innovative AI-powered energy management system, without the need to make large upfront investments in equipment.  We further disclosed that we completed the debut installation of the SUNBOX Industry smart energy storage system in the Alto Labranza shopping center located in Temuco, Chile. The full project involved the implementation of a hybrid solar generation and active storage system consisting of a photovoltaic installation integrated with the SUNBOX Industry system featuring 102.4 kWh of capacity and supported by Turbo Energy’s AI-optimized energy management system.

As previously disclosed on the Form 6-K filed with the United States Securities and Exchange Commission on September 11, 2024, Turbo Energy entered into an agreement dated August 26, 2024 (the “Agreement”) with Enerfip, a leading France-based crowdfunding platform dedicated to renewable energy projects and regulated by the French Financial Markets Authority and Prudential Control and Resolution Authority. Pursuant to the Agreement, on January 7, 2025 and on February 27, 2025, the Company closed on a second and third tranche, respectively, of subscriptions by European individual investors, raising total gross proceeds of €619,410 (approximately US$643,666) and €1,000,000 (approximately US$1,078,475), respectively, through a simple debt bond with an interest rate of 8.75% and maturity of 36 months from October 24,2024, the closing date of the first tranche. The proceeds will be utilized to support the Company’s plans to accelerate its international expansion initiatives, with particular focus on introduction of Turbo Energy’s proprietary SUNBOX solar energy storage solutions to the U.S. and Latin American markets.

On February 26, 2025, Turbo Energy announced the market launch of our new SUNBOX Home Lite, which combines the sleek design and robust functionality of the original SUNBOX Home with a focus on small homes requiring less than 15kh of solar energy storage.

On February 11, 2025, the Company announced the appointment of Julian Groves to its Board of Directors, which was approved by the shareholders on December 18, 2024 at the Extraordinary General Meeting of Shareholders.